UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________
Date of Report (Date of earliest event reported): July 18, 2011

Juhl Wind, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141010	20-4947667
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

996 190th Avenue
Woodstock, Minnesota	56186
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (507) 777-4310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

JUHL WIND, INC.

Item 8.01                      Other Events.

On July 18, 2011, Juhl Wind, Inc., a Delaware corporation ( “Juhl Wind”), entered into a non-binding letter of intent (the “Letter of Intent”) with a regional engineering and surveying firm (the “Target Company”), setting forth the basis for a possible acquisition by Juhl Wind of 100% of the outstanding stock of the Target Company (the “Proposed Transaction”).

Execution of a definitive agreement relating to the Proposed Transaction is conditioned upon satisfactory completion of due diligence and the approval of such an agreement by the Board of Directors of Juhl Wind.

Pursuant to the Proposed Transaction, Juhl Wind may acquire 100% of the outstanding stock of the Target Company for a purchase price based on a multiple of EBITDA of the Target Company.  The purchase price will be subject to adjustments as applied due to any materially adverse findings related to the EBITDA for the Target Company for 2011 and prior years, and following closing due to any material accounting adjustment necessitated by a newly disclosed prior event.  Further, it is intended that the Target Company will retain its name in the market and operate as a subsidiary of Juhl Wind.

The definitive agreement would contain customary representations, warranties, covenants and closing conditions; in particular, the closing of the Proposed Transaction would be conditioned upon the executives of the Target Company entering into employment agreements with Juhl Wind, approval of the Proposed Transaction by the Board of Directors of Juhl Wind, and the absence of any material adverse event following execution of the definitive agreement.

The parties have targeted the execution of the definitive agreement and the closing of the Proposed Transaction to occur no later than October 15, 2011.

Forward-Looking Statements

The information in this report contains forward-looking statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended, and Section 21E of the  Securities  Exchange Act of 1934, as amended (the  "Exchange  Act"), including statements regarding the Proposed Transaction and its terms. These forward-looking statements involve risks and uncertainties, including the risk that the Proposed Transaction will not be completed on the terms described in this report, if at all.  In evaluating these statements, you should consider various factors, including the risks outlined from time to time, in other reports Juhl Wind files with the Securities and Exchange Commission.  These factors may cause Juhl Wind’s actual results to differ materially from any forward-looking statement.  Juhl Wind disclaims any obligation  to publicly  update these  statements,  or disclose  any  difference between  its  actual  results  and  those  reflected in these statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JUHL WIND, INC.

Date: July 22, 2011	By:	/s/ John Mitola
John Mitola
President

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